SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        August 24, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                         U S Jet, Inc.
     (Exact Name of Registrant as Specified in its Charter)

      Nevada               33-8067-NY              84-1422609
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction

                        111 Airport Road
                      Butte, Montana 59701
            (Address of Principal Executive Offices)


                 Registrant's Telephone Number
                          406-494-7512

                   American Coal Corporation
                     1969 West North Temple
                   Salt Lake City, Utah 84116
  (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a) Pursuant to an Agreement and Plan of Merger dated August 24, 1998 (the "Plan"), among the Registrant; U S Jet, Inc., a Delaware corporation ("U S Jet"); and all of the stockholders of U S Jet (the "U S Jet Stockholders"), the U S Jet Stockholders became the controlling stockholders of the Registrant in a transaction viewed as a reverse merger. The Registrant was the surviving corporation under the Plan. The Plan was treated as a "reorganization" for tax purposes and a "pooling of interests" for accounting purposes, and the effective date of the Plan was August 27, 1998, the date when the Certificate of Merger was filed with the Secretaries of State of Delaware (August 25, 1998) and Nevada (August 27, 1998).

          The Plan was adopted, ratified and approved by the Board of Directors and persons who owned a majority of the outstanding voting securities of the Registrant, and by the Board of Directors of U S Jet and all of the U S Jet Stockholders.

The U S Jet Stockholders exchanged 100% of the outstanding securities of U S Jet for 10,200,000 post-split (see below) "restricted securities" of the Registrant's common stock.

          The U S Jet Stockholders "control" of the Registrant is by stock ownership and/or service as a director or an executive officer of the Registrant. See the table below under Paragraph (b) of this Item.

          The former controlling persons of the Registrant were Dannette Uyeda, President and Director; and Jennifer Ngo, Secretary and Director.

          The Plan provided:

          1. A 100 for one pre-Plan reverse split of the common stock of the Registrant, while retaining the authorized common shares at 300,000,000 and the par value at one mill ($0.001) per share, with appropriate adjustments being made in the additional paid in capital and stated capital accounts of the Registrant; provided, however, that no stockholder, based upon a per stock certificate of record basis on the closing of the Plan, shall have current holdings reduced to less than 100 shares, and those stockholders currently holding less than 100 shares will not be affected by the reverse split; which reduced the pre-Plan outstanding voting securities from 9,900,000 to 103,758, taking into account the rounding provided in the Plan;

          2.   For the merger of U S Jet with and into the Registrant;

          3. The issuance of 10,200,000 "post-split" "restricted securities" of the Registrant's common stock;

          4. The Resignation of the directors and executive officers of the Registrant;

          5. The election of the directors and executive officers of U S Jet as directors and executive officers of the Registrant;

          6. Amended and Restated Articles of Incorporation of the Registrant were filed, changing the name of the Registrant to "U S Jet, Inc.," adding preferred stock to the authorized capital and various other provisions deemed required for the intended operations of the Registrant as a successor to U S Jet's business operations; and

          7. The issuance of 995,401 post-split shares of common stock of the Registrant to certain persons for services rendered for or on behalf of the Registrant and/or in connection with the negotiation, review and completion of the Plan. 695,401 of these securities were "restricted securities," and 300,000 of these securities are to be issued pursuant to a written compensation agreement and registered under an S-8 Registration Statement. Further information concerning the recipients of these securities is contained in the Plan and its exhibits. See Item 7, Agreement and Plan of Merger, Exhibit K.

          Accompanying this Report is a copy of the Plan, including all material exhibits and related instruments, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding share holdings of the Registrant's current directors and its executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the completion of the Plan, to wit:

                                    Amount and Nature         Percent
                                      of Beneficial             of
     Name              Title           Ownership               Class

                              MANAGEMENT

Kenneth R. DeBree    Chairman, CEO       5,300,000             46.9%
                     and President

Bill Markovich, Jr.  Treasurer &
                     Director              300,000              2.6%

L. William Hegland   Executive VP, CFO,    300,000              2.6%
                     & Director

Johnny Chao          Senior VP & Director   50,000               .4%

All directors and executive officers
as a group (4)                           5,900,000             52.6%

            FIVE PERCENT STOCKHOLDERS (Not included in Management)

Paul A. Price*                           4,000,000             35.4%

     *These shares are held in the name of the Price Family Limited Partnership; Paul A. Price is the General Partner.

Item 2.  Acquisition or Disposition of Assets.

          (a)  See Item 1.

          The consideration exchanged under the Plan was negotiated at "arms length" and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of U S Jet; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined that the consideration for the exchange was reasonable, under these circumstances.

          No director, executive officer or controlling person of the Registrant had any direct or indirect interest in U S Jet prior to the completion of the Plan.

          (b) The Registrant intends to continue the business operations conducted and intended to be conducted by U S Jet, and which are described below under the caption Business.

          Also see the unaudited financial statements (balance sheet and income statement for the period ended June 30, 1998)of U S Jet, which accompanied the Plan as an exhibit, in Item 7, Agreement and Plan of Merger, Exhibit E.


            PRELIMINARY NOTES REGARDING FORWARD-LOOKING STATEMENTS

ALL FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE DEEMED BY THE COMPANY TO BE COVERED BY AND TO QUALIFY FOR THE SAFE HARBOR PROTECTION PROVIDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "1995 ACT"). SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS SHOULD UNDERSTAND THAT SEVERAL FACTORS GOVERN WHETHER ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN WILL BE OR CAN BE ACHIEVED. ANY ONE OF THOSE FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED HEREIN. THESE FORWARD-LOOKING STATEMENTS INCLUDE PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, INCLUDING PLANS AND OBJECTIVES RELATING TO THE PRODUCTS AND THE FUTURE
ECONOMIC PERFORMANCE OF THE COMPANY.   ASSUMPTIONS RELATING TO THE FOREGOING
INVOLVE JUDGMENTS WITH RESPECT TO, AMONG OTHER THINGS, FUTURE ECONOMIC, COMPETITIVE AND MARKET CONDITIONS, FUTURE BUSINESS DECISIONS, AND THE TIME AND MONEY REQUIRED TO SUCCESSFULLY COMPLETE DEVELOPMENT PROJECTS, ALL OF WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. ALTHOUGH THE COMPANY BELIEVES THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THOSE ASSUMPTIONS COULD PROVE INACCURATE AND, THEREFORE, THERE CAN BE NO ASSURANCE THAT THE RESULTS CONTEMPLATED IN ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN WILL BE REALIZED. BASED ON ACTUAL EXPERIENCE AND BUSINESS DEVELOPMENTS, THE IMPACT OF WHICH MAY CAUSE THE COMPANY TO ALTER ITS MARKETING, CAPITAL EXPENDITURE PLANS OR OTHER BUDGETS, WHICH MAY IN TURN AFFECT THE COMPANY'S RESULTS OF OPERATIONS IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF ANY SUCH STATEMENT SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES OR PLANS OF THE COMPANY WILL BE ACHIEVED.

                            Business

          The Company, singly and/or through its subsidiaries, holds an air carrier certificate, an interstate contract motor carrier certificate;
owns a refrigerated warehouse; and leases several airport properties in Montana. The objective of the Company is to develop and successfully operate international air cargo and trade operations from its principal logistics facilities in Montana, where all operations, accounting, training, maintenance and communication functions are also to be located.

          The Company expects to benefit from increases in exports from Asian and Latin American countries, requiring air transportation services, that are projected to result from the economic instability in those regions.

          The Company has plans to raise additional capital through one or more private placements of debt and equity securities and a secondary offering of newly issued common stock.

          The anticipated future operations of the Company are highly dependent on the ability of the Company to raise substantial additional capital, as to which no assurance can be given.

                    Properties and Equipment

          The Company's principal cargo terminal facilities are located in Montana, within its 236,000 square foot temperature-controlled logistics and distribution warehouse facility, which is owned and operated by the Company. Located within one-quarter mile of the Bert Mooney Airport and within the economic free trade zone of the Port of Montana, the property is partially leased to various customers and the remainder is used by the Company, primarily to process air freight. The Company has a program designed to modernize and expand the facility to meet the increased need for the Company's contemplated distribution, material management and warehouse services, which presently include inventory control, order processing, import/export freight staging, protective and specialized packing and crating, pick and pack operations, containerization, consolidation and deconsolidation, and special handling for perishables, high security materials and heavy-lift equipment. For import shipments, the Company will provide bonded warehouse services and Free Trade Zone services. These warehouse and distribution services complement the other transportation services, including information systems tools provided by the Company, and form part of the integrated logistics solutions the Company offers to its customers.

          The Company's facilities program anticipates expansion of this operation into additional buildings to be constructed on adjacent vacant land according to the Company's specifications. Build-to-suit facilities may also be constructed for certain of the Company's customers. This facility is intended to be the prototype for other similar operations in various foreign locales in the future.

          The Company has obtained authority as an interstate contract motor carrier and has acquired five (5) tractor trucks and several trailers which are being used to haul interstate freight for customers. The Company has plans to substantially increase its surface transportation equipment fleet through the lease and/or purchase of additional tractor trucks and trailers.

          The Company has also acquired several existing airport facilities on land leased at Bert Mooney Airport in Butte, Montana, which include a fixed base operator, executive offices and hangars which will serve as the Company's base for maintenance work, parts storage, and flight dispatch operations. After completion of expansion work presently under consideration, these airport facilities will support the Company's projected growth in operations expected to result from the anticipated acquisition and operation of cargo equipped aircraft.

          The Company operates three (3) small aircraft under its air carrier certificate, all of which are leased by the Company. The Company has plans to acquire, through lease and/or purchase, a fleet of used Boeing widebody cargo aircraft, such as models 747 and 727, which will be used to haul freight for customers on domestic and international routes utilizing a hub and spoke system based at the Company's Montana facilities.

          All of the Company's aircraft loading, unloading, maintenance, flight operations and ground handling will be accomplished at its Montana hangar facility, which presently consists of a 12,032 square foot building, with 9,000 square feet of hangar space, approximately 350,000 square feet of aircraft ramp space, 1,000 square feet of parts storage, maintenance shop and work areas and 2,000 square feet of office space for flight operations. The Company has acquired and maintains a complete inventory of aircraft ground and cargo handling equipment necessary to meet its current requirements at this location.

          The Bert Mooney Airport has offered the Company significant expansion space which the Company can employ in the future for additional hangar and freight handling facilities, and where the Company can perform its own engine repair and overhaul work and store spare aircraft parts. The Company's facilities plan anticipates the construction of modern hangar facilities in this expansion space to accommodate up to two large widebody aircraft (such as Boeing 747s) simultaneously. The facilities, as expanded and after regulatory certification, will permit the Company to take advantage of opportunities to provide third party maintenance and airframe repair work.

                           Management

          The Company is led by an experienced management team, headed by Captain Kenneth R. DeBree and Maj. Gen. L. William Hegland (USAF, Ret.), who together have over 50 years of experience in the air cargo industry and whose collective knowledge of the South and Central American and Asian business environments will be a key element of the Company's success.

Resumes

          Accompanying this Report are professional resumes of Kenneth R. DeBree and L. William Hegland and brief resumes of the other directors and executive officers.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Andersen, Andersen & Strong, L.C., Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Company for the fiscal years ended June 30, 1998 and 1997; these financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended June 30, 1998, which was previously filed with the Securities and Exchange Commission.

          Galusha, Higgins & Galusha, Missoula, Montana, were engaged on or about August 25, 1998, by the Board of Directors of the Company, as the principal accounting firm for the Company.

          There were no disagreements between the Company and Anderson, Anderson & Strong, L.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

          The report of Andersen, Andersen & Strong, L.C. did not contain any adverse opinion or disclaimer of opinion, and is not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's three most recent calendar years, and since then, neither Galusha, Higgins & Galusha, nor Andersen, Andersen & Strong, L.C. has advised the Company that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Company's three most recent calendar years and since then, the Company has not consulted Galusha, Higgins & Galusha, regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever. This change of accountants was made because of the proximity of Galusha, Higgins & Galusha, to the new principal executive offices of the Company.

          The Company has provided Andersen, Andersen & Strong, L.C. with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.   Other Events.

          See Item 1.

Item 6.   Resignations of Directors and Executive Officers.

          The pre-Plan directors and executive officers of the Company resigned and designated the directors and executive officers of U S Jet to serve in the same capacities in which they served under U S Jet, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. See Item 1(a).

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

          See Agreement and Plan of Merger, Exhibit E, below; audited financial statements of U S Jet will be filed within 75 days of the date of this Report.

          (b)  Pro Forma Financial Information.

          Pro Forma Combined Balance Sheet (Unaudited) of American Coal Corporation and U S Jet, Inc. as of June 30, 1998, based upon the financial statements below, Agreement and Plan of Merger, Exhibits C and E.

          Pro Forma Combined Notes to Balance Sheet (Unaudited)

          Exhibits.

                                                              Exhibit
Description of Exhibit*                                        Number



Agreement and Plan of Merger                                      2

     Exhibit A -    U S Jet Stockholders
     Exhibit B   -  Amended and Restated Articles of
                    Incorporation
     Exhibit B-1 -  Amended Bylaws
     Exhibit C -    American Coal Corporation Financial
                    Statements for the years ended
                    June 30, 1998 and 1997
     Exhibit D -    Exceptions to American Coal Corporation
                    Financial Statements
     Exhibit E -    U S Jet Financial Statements, consisting
                    of an Unaudited Balance Sheet and
                    Income Statement for the period ended
                    June 30, 1998
     Exhibit F   -  Exceptions to U S Jet, Inc. Financial
                    Statements
     Exhibit G -    Investment Letter
     Exhibit H -    Compliance Certificate of American Coal
                    Corporation
     Exhibit I -    Compliance Certificate of
                    U S Jet, Inc.
     Exhibit K -    Consultant Shares

Certificate of Amendment to Articles of                          3
Incorporation effecting reverse split

Dissenters' Rights                                               4

Letter regarding change in certifying accountant                16

Resumes                                                         99

Documents Incorporated by Reference: None

        * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.   Change in Fiscal Year.

          None; not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     U S JET, INC.

Date: 9/4/98                         By /s/ Kenneth R. DeBree
                                      President and Director

                       U S JET, INC. AND
                   AMERICAN COAL CORPORATION
              INTRODUCTION TO UNAUDITED PRO FORMA
                 COMBINING FINANCIAL STATEMENTS

          Effective August 27, 1998, U S Jet, Inc. ("USJ"), a Delaware corporation; all of the stockholders of USJ; and American Coal Corporation ("ACC") entered into an Agreement and Plan of Merger (the "Agreement").

          ACC was an inactive public company that has been dormant since 1990. ACC has been exploring business opportunities in an attempt to enter into a transaction with a company where the controlling interest in ACC would be acquired by the successor company.

          Pursuant to the Agreement, ACC conducted a 100 for one reverse split of its shares and all of the outstanding shares of USJ were exchanged for 10,200,000 shares of validly issued, fully paid and non-assessable common stock of ACC (approximately 88% of the issued and outstanding shares of ACC, after giving effect to the reverse split and the issuance of 995,401 post-split shares to certain persons for services rendered in connection with the transaction).

          For accounting purposes, the transaction has been recorded as if USJ acquired ACC, a reverse acquisition. Subsequent to the business combination, the current Board of Directors of USJ will control a majority of the common stock of ACC. As a result of the large number of shares being issued in connection with the transaction, the fact that the shares represent unregistered securities, and the market for the securities is thin, the fair value of USJ's net assets was used to determine the value of the shares exchanged.

          The attached unaudited pro forma condensed balance sheet as of June 30, 1998, and the condensed statements of operations for the six months then ended give effect to the Agreement. The pro forma combining statements of operations assume that the transaction took place as of the beginning of the period presented.

          The pro forma combining financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred had the transaction been consummated at the beginning of the period presented, nor is it necessarily indicative of future operating results.

          The pro forma combining financial information should be read in conjunction with the historical unaudited financial statements and the related notes thereto of USJ, and the historical financial statements and related notes thereto of ACC, included in ACC's annual reports filed on Form 10-KSB as of and for the years ended June 30, 1997, and June 30, 1998.

                       U S JET, INC. AND
                   AMERICAN COAL CORPORATION
        PRO FORMA COMBINING BALANCE SHEET (UNAUDITED)
                                                      Pro Forma
                                     U S Jet   ACC    Adjustments    Combined
ASSETS

Current Assets:
     Cash and Equivalents        $   149,824  $   -   $     -    $   149,824
     Deposits                        182,717      -         -        182,717
     Accounts Receivable           1,173,979      -         -      1,173,979
     Inventory                       786,629      -         -        786,629
     Escrowed Funds                  120,257      -         -        120,257
     Utility Deposits                 18,000      -         -         18,000
          Total Current Assets     2,431,406      -         -      2,431,406

Property and Equipment:
     Real Estate Properties        1,765,749      -         -      1,765,749
     Support Equipment               320,388      -         -        320,388
     Aircraft Parts & Rotables         2,500      -         -          2,500
     Transportation Equip            437,339      -         -        437,339
     Computer Equipment              535,250      -         -        535,250
     Office Equipment                 59,715      -         -         59,715
     Other - Tech & Manuals        1,275,351      -         -      1,275,351
          Total Property and
          Equipment                4,396,292      -         -      4,396,292

               Total assets:      $6,827,698  $   -   $     -     $6,827,698

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
     Accounts Payable            $    96,379  $  9,348 $(9,348) $     96,379
     Notes Payable                 1,012,554       -       -       1,012,554
     Taxes Payable                    12,197       -       -          12,197
          Total Current
          Liabilities              1,121,130     9,348 $(9,348)    1,121,130

Long Term Debt
     Notes Payable                 1,888,014       -       -       1,888,014
     Long Term Debt                1,977,358       -       -       1,977,358
          Total Liabilities:     $ 4,986,502   $ 9,348 $(9,348)   $4,986,502

Stockholder's equity:
     Capital stock                   877,007     9,900(1)  -         886,907
     Additional paid in capital    1,592,273    47,801   9,348(2)  1,649,422
     Retained earnings (accumulated
          deficit)                  (628,084)  (67,049)             (695,133)
          Total Stockholders'
          Equity:                  1,841,196(3) (9,348)  9,348(2)  1,841,196

          Total Liabilities and
          Stockholders' Equity:   $6,827,698   $(9,348) $9,348(2) $6,827,698

          (1) In connection with the transaction, ACC conducted a 100 for one reverse split of its shares, issued 10,200,000 post-split shares to the stockholders of USJ, and issued 995,401 post-split shares to certain persons for services rendered in connection with the transaction.

          (2) The accumulated deficit of ACC of ($9,348) was eliminated against additional paid-in capital.

          (3) All common and preferred stock of USJ was eliminated.

                       U S JET, INC. AND
                   AMERICAN COAL CORPORATION
     PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                                      Pro Forma
                                     U S Jet   ACC    Adjustments    Combined
INCOME
     Sales                       $ 6,897,741  $   -    $     -   $ 6,897,741
     Cost of Goods                (5,904,733)     -          -    (5,904,733)
       Gross Profit from Sales:      993,008      -          -       993,008

     Rental Income                    48,614      -          -        48,614
     Misc. Service Income             13,892      -          -        13,892
     Transportation Income             6,122      -          -         6,122

Other Revenue:
     Interest Income                  10,110      -          -        10,110
     Purchase Discounts              102,735      -          -       102,735
       Total Income                1,174,481      -          -     1,174,481


EXPENSES

Operating Expenses:
     Advertising                       3,816      -          -         3,816
     Accounting                       11,058    5,773     (5,773)     11,058
     Amortization                        841      -          -           841
     Bank Charges                        735      -          -           735
     NSF Checks                        1,506      -          -         1,506
     Computer supplies/software       13,210      -          -        13,210
     Consulting Fees                   8,904      -          -         8,904
     Contributions                     3,747      -          -         3,747
     Contract Labor                   20,556      -          -        20,556
     Dues & Subscriptions              2,083      -          -         2,083
     Depreciation                     21,954      -          -        21,954
     Drug testing - employees          1,095      -          -         1,095
     Equipment Rentals                 6,190      -          -         6,190
     Fixed base operator expenses    100,194      -          -       100,194
     Fire equipment & supplies         1,388      -          -         1,388
     Freight                          (4,689)     -          -        (4,689)
     Insurance - general              50,789      -          -        50,789
     Insurance - employee group       65,262      -          -        65,262
     Interest                        174,610      -          -       174,610
     Legal                             7,709      -          -         7,709
     Misc.                            11,373      -          -        11,373
     Office Supplies                  10,776      -          -        10,776
     Printing                            321      -          -           321
     Postage                           4,726      -          -         4,726
     Rent                             65,136      -          -        65,136
     Repairs & maintenance            14,064      -          -        14,064
     Salaries                        658,266      -          -       658,266
     Sales Expense                    10,309      -          -        10,309
     Security & alarm                  2,069      -          -         2,069
     Taxes & licenses                  5,636      -          -         5,636
     Taxes - payroll                  90,823      -          -        90,823
     Taxes - property                  1,941      -          -         1,941
     Telephone                        24,319      -          -        24,319
     Travel & entertainment           52,732      -          -        52,732
     Utilities                        90,458      -          -        90,458
     Vehicles - leased                90,608      -          -        90,608
     Vehicle licenses                    903      -          -           903
     Vehicle repairs                  54,564      -          -        54,564
     Gas, tires & oil                 63,375      -          -        63,375
     Warehouse supplies               20,972      -          -        20,972
     Workers compensation insurance    3,324      -          -         3,324

          Loss before taxes         (603,129)  (5,773)     5,773    (603,129)

Provision for income taxes               -        -          -           -

          Net loss               $  (603,129) $(5,773)    $5,773   $(603,129)